UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

KERYX BIOPHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1. Election of Directors. 2. The ratification of the appointment of UHY LLP as our independent registered public accounting firm for the year ending December 31, 2017. 3. The approval, on an advisory basis, of the compensation of our named executive officers as disclosed in our proxy statement. 4. The recommendation, on an advisory basis, on the frequency of holding an advisory vote regarding compensation of our named executive officers. 5. The ratification of the filing and effectiveness of the Certificate of Amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 26, 2016. 6. The approval of an amendment to our Certificate of Incorporation to increase our authorized common stock to 230,000,000 shares. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS,”FOR” PROPOSALS 2, 3, 5 AND 6, AND “1 YEAR” ON PROPOSAL 4. Important Notice of Availability of Proxy Materials for the Stockholder Meeting of KERYX PHARMACEUTICALS, INC. To Be Held On: Thursday, June 8, 2017 at local time a.m. at the offices of our legal counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. at One Financial Center, Boston, MA 02111 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 26, 2017. Please visit http://www.astproxyportal.com/ast/11184, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. For directors on how to attend the Annual Meeting and/or vote in person, please contact keryx Biophamaceuicals, Inc. at investors@keryx.com. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. 1. Election of Directors. NOMINEES: John P. Butler Kevin J. Cameron Steven C. Gilman Gregory P. Madison Daniel P. Regan Michael T. Heffernan Jodie P. Morrison Michael Rogers Please note that you cannot use this notice to vote by mail. 2. The ratification of the appointment of UHY LLP as our independent registered public accounting firm for the year ending December 31, 2017. 3. The approval, on an advisory basis, of the compensation of our named executive officers as disclosed in our proxy statement. 4. The recommendation, on an advisory basis, on the frequency of holding an advisory vote regarding compensation of our named executive officers. 5. The ratification of the filing and effectiveness of the Certificate of Amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 26, 2016. 6. The approval of an amendment to our Certificate of Incorporation to increase our authorized common stock to 230,000,000 shares. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS,”FOR” PROPOSALS 2, 3, 5 AND 6, AND “1 YEAR” ON PROPOSAL 4.